UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 19, 2021

CSI Compressco LP

(Exact Name of Registrant as Specified in Charter)

Delaware	1-35195	94-3450907
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

24955 Interstate 45 North

The Woodlands, Texas 77380

(Address of Principal Executive Offices, and Zip Code)

(281) 367-1983

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	CCLP	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 19, 2021, the Board of Directors of CSI Compressco GP LLC  (“General Partner”) of CSI Compressco LP, a Delaware limited partnership (the “Partnership”) elected Denise G. Essenberg as a member of the Board of Directors of the General Partner. Ms.  Essenberg has been appointed to serve as a member of the Audit Committee.

Ms. Essenberg retired as a partner from PricewaterhouseCoopers’ (PwC) financial services practice in 2019. She has 40 years of audit, accounting, insurance and regulatory experience with particular expertise assisting her clients with mergers, divestitures, capital raising initiatives and corporate governance matters. Ms. Essenberg served as the Managing Partner of PwC’s Hartford and Grand Rapids offices.

She is presently on the board of directors and chairman of the audit committee of Atain Insurance Company and Atain Specialty Insurance Company. Ms. Essenberg is also on the board of directors and a member of both the audit and finance committees of Health Alliance Plan of Michigan, a subsidiary of Henry Ford Health System. She is a graduate of Michigan State University and attended the Kellogg School of Management Women’s Director Development Program at Northwestern University.

There are no arrangements, agreements or understandings between the Partnership and Ms. Essenberg pursuant to which such she was selected as Director. Ms. Essenberg does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. She will receive compensation in accordance with the Partnership’s policies for compensating non-employee directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSI Compressco LP By: CSI Compressco GP LLC, Its general partner

	By:	/s/ John E. Jackson
John E. Jackson
Chief Executive Officer

Date: February 22, 2021